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                                                                     Exhibit (j)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the inclusion by reference to Post-Effective Amendment No. 72 on Form N-1A of The American Heritage Fund, Inc. of our report dated July 30, 1999 on our examination of the Financial Statements of such Company. We also consent to the reference to our firm in such Registration Statement.



/s/ MATHIESON AITKEN JEMISON, LLP

Thursday, April 13, 2000